ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
ACCOUNTING POLICIES
ACCOUNTING POLICIES
        Basis of Presentation—The financial statements present the results of operations, financial position, and cash flows of MJN and its majority-owned and controlled subsidiaries. Intercompany balances and transactions have been eliminated. The Company prepared the accompanying consolidated financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”). These financial statements consider subsequent events through the date of filing with the Securities and Exchange Commission.
In the Consolidated Statements of Cash Flows for the years ended December 31, 2012 and 2011, operating cash flow amounts reflected as pension and other post-employment benefit expense have been reclassified to conform to the presentation for the year ended December 31, 2013. These amounts were previously classified as a component of the change in other assets and liabilities.
        Use of Estimates—The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Estimates are used in revenue recognition, including sales rebate and return accruals, impairment testing of goodwill and other indefinite-lived intangible assets, income tax assets and liabilities, income tax expense, and legal liabilities, as well as the accounting for stock-based compensation and retirement and post-employment benefits, including the actuarial assumptions. Actual results may or may not differ from estimated results.
        Fair Value Measurements—The fair value of financial assets and liabilities are classified in the fair value hierarchy as follows: Level 1—unadjusted quoted prices in active markets for identical assets or liabilities, Level 2—observable prices that are based on inputs not quoted on active markets, and Level 3—unobservable inputs that reflect estimates about the assumptions market participants would use in pricing the asset or liability.
        Revenue Recognition—MJN recognizes revenue when substantially all the risks and rewards of ownership have transferred to the customer. Revenue is recognized on the date MJN’s products are received by the purchaser. Revenues are reduced at the time of recognition to reflect expected returns that are estimated based on historical experience and business trends. Additionally, provisions are made at the time of revenue recognition for discounts, Women, Infants and Children (“WIC”) rebates and estimated sales allowances based on historical experience, updated for changes in facts and circumstances, as appropriate. Such provisions are recorded as a reduction of revenue. The Company offers sales incentives to customers and consumers through various programs consisting primarily of customer pricing allowances, merchandising funds and consumer coupons. Provisions are made at the time of revenue recognition for these items based on historical experience, updated for changes in facts and circumstances, as appropriate. Such provisions are recorded as a reduction of revenue.
        WIC rebate accruals were $199.7 million and $206.5 million at December 31, 2013 and 2012, respectively, and are included in accrued rebates and returns on the Company’s balance sheet. MJN participates on a competitive bidding basis in nutrition programs sponsored by states, tribal governments, the Commonwealth of Puerto Rico, and U.S. territories for WIC. Under these programs, MJN reimburses these entities for the difference between wholesaler list price and the contract price on eligible products. The Company accounts for WIC rebates by establishing an accrual in an amount equal to the Company’s estimate of WIC rebate claims attributable to a sale. MJN determines its estimate of the WIC rebate accrual primarily based on historical experience regarding WIC rebates and current contract prices under the WIC programs. The Company considers levels of inventory in the distribution channel, new WIC contracts, terminated WIC contracts, changes in existing WIC contracts and WIC participation, and adjusts the accrual periodically throughout the year to reflect actual expense. Rebates under the WIC program reduced revenues by $702.3 million, $730.0 million, and $700.7 million in the years ended December 31, 2013, 2012, and 2011, respectively.
        Sales return accruals were $44.8 million and $46.4 million at December 31, 2013 and 2012, respectively, and are included in accrued rebates and returns on the Company’s balance sheet. The Company accounts for sales returns by establishing an accrual in an amount equal to its estimate of sales recorded for which the related products are expected to be returned. The Company determines its estimate of the sales return accrual primarily based on historical experience regarding sales returns, but also considers other factors that could impact sales returns such as discontinuations and new product introductions. Returns reduced sales by $81.0 million, $82.5 million, and $81.8 million for the years ended December 31, 2013, 2012 and 2011, respectively.
        Income Taxes—The provision for income taxes has been determined using the asset and liability approach of accounting for income taxes. Under this approach, deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. The provision for income taxes represents income taxes paid or payable for the current year plus the change in deferred taxes during the year. Deferred taxes result from differences between the financial and tax basis of the Company’s assets and liabilities. Deferred tax assets and liabilities are measured using the currently enacted tax rates that apply to taxable earnings in effect for the years in which those tax attributes are expected to be recovered or paid, and are adjusted for changes in tax rates and tax laws when changes are enacted. The ultimate liability incurred by the Company may differ from the provision estimates based on a number of factors, including interpretations of tax laws and the resolution of examinations by the taxing authorities.
        Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. The assessment of whether or not a valuation allowance is required often requires significant judgment including the long-range forecast of future taxable earnings and the evaluation of tax planning initiatives. Adjustments to the deferred tax valuation allowances are made to earnings in the period when such assessments are made.
        Uncertain tax positions that relate to deferred tax assets are recorded against deferred tax assets; otherwise, uncertain tax positions are recorded as either a current or noncurrent liability.
        Cash and Cash Equivalents—Cash and cash equivalents consist of bank deposits, time deposits and money market funds. The Company maintains cash and cash equivalent balances in U.S. dollars and foreign currencies, which are subject to currency rate risk. Cash equivalents are primarily highly liquid investments with original maturities of 3 months or less at the time of purchase and are recorded at cost, which approximates fair value. Money market funds, which totaled $447.8 million and $520.7 million at December 31, 2013 and 2012, respectively, are classified as Level 2 in the fair value hierarchy.
        Inventory Valuation—Inventories are valued at the lower of cost or market. The Company determines cost on the basis of the average cost or first-in, first-out methods.
        Property, Plant and Equipment—Expenditures for additions and improvements, including capitalized interest, are recorded at cost. Depreciation is computed on a straight-line method based on the estimated useful lives of the related assets. The estimated useful lives of the major classes of depreciable assets are up to 50 years for buildings and 3 to 40 years for machinery, equipment, and fixtures. Maintenance and repair costs are expensed as incurred.
        Capitalized Software—Certain costs to obtain internal-use software for significant systems projects are capitalized and amortized on a straight-line basis over the estimated useful life of the software, which ranges from 3 to 7 years. Costs to obtain software for projects that are not significant are expensed as incurred.
        Impairment of Long-Lived Assets—The Company periodically evaluates whether current facts or circumstances indicate that the carrying value of its depreciable assets to be held and used may not be recoverable. If such circumstances are determined to exist, an estimate of undiscounted future cash flows produced by the long-lived asset, or the appropriate grouping of assets, is compared to the carrying value to determine whether impairment exists. If an asset is determined to be impaired, the loss is measured based on the difference between the asset’s fair value and its carrying value. An estimate of the asset’s fair value is based on quoted market prices in active markets, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including a discounted value of estimated future cash flows. The Company reports an asset to be disposed of at the lower of its cost less accumulated depreciation or its estimated net realizable value.
        Goodwill and Other Intangible Assets—During the third quarter of 2013 the Company changed its annual impairment testing date from January 1 to July 1, which did not result in any delay, acceleration or avoidance of an impairment charge. The Company believes that moving the goodwill impairment testing date to the third quarter is preferable because it better aligns with MJN’s annual and long-term planning timeline, which is a significant element in the testing process. The Company completed impairment testing in both the first and third quarters of 2013 and concluded that no impairment of goodwill exists (see Note 14).
        The Company’s policy is to test Goodwill for impairment on an annual basis or when current facts or circumstances indicate that a potential impairment may exist. The Company compares the carrying value of a reporting unit, including goodwill, to the fair value of the unit. If the carrying amount of a reporting unit exceeds its fair value, the Company revalues all assets and liabilities of the reporting unit, excluding goodwill, to determine if the fair value of the net assets is greater than the net assets including goodwill. If the fair value of the net assets is less than the carrying amount of net assets including goodwill, impairment has occurred. The Company’s estimates of fair value are primarily determined based on a discounted cash flow model. Growth rates for sales and profits are determined using inputs from the Company’s annual long-range planning process. The Company also makes estimates of discount rates, perpetuity growth assumptions, market comparables, and other factors. The Company completed its most recent goodwill impairment assessment during the third quarter and monitored for any potential impairment during the remainder of 2013. No impairment of goodwill was required in 2013, 2012 or 2011.

        The Company evaluates the useful lives of its other intangible assets to determine if they are finite or indefinite-lived. Reaching a determination on useful life requires significant judgments and assumptions regarding the future effects of obsolescence, demand, competition, other economic factors (such as the stability of the industry, known technological advances, legislative action that results in an uncertain or changing regulatory environment, and expected changes in distribution channels), the level of required maintenance expenditures, and the expected lives of other related groups of assets. Intangible assets that are deemed to have definite lives are amortized on a straight-line basis, over their useful lives.

        The Company’s indefinite-lived intangible assets are also tested for impairment annually and whenever events or changes in circumstances indicate that their carrying value may not be recoverable. Estimates of the fair value of indefinite-lived intangible assets is based on a discounted cash flow model using inputs which included projected revenues from the Company’s annual long-range plan, assumed royalty rates that could be payable if MJN did not own the brands, and a discount rate. The Company completed its most recent indefinite-lived intangible asset impairment assessment during the third quarter and monitored for any potential impairment during the remainder of 2013, determining that no impairment was required.
        Contingencies—In the ordinary course of business, the Company is subject to loss contingencies, such as lawsuits, investigations, government inquiries and claims, including, but not limited to, product liability claims, advertising disputes and inquiries, consumer fraud suits, other commercial disputes, premises claims and employment and environmental, health, and safety matters. The Company records accruals for such loss contingencies when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. The Company does not recognize gain contingencies until realized. Legal costs are expensed as incurred.
        Derivatives—Derivatives are used by the Company principally in the management of its foreign currency, interest rate and commodity pricing exposures. The Company records all derivatives on the balance sheet at fair value. The Company does not hold or issue derivatives for speculative purposes.
        The Company designates and assigns derivatives as hedges of forecasted transactions, specific assets or specific liabilities. When the hedged assets or liabilities are sold, extinguished or the forecasted transactions being hedged are no longer expected to occur, the Company immediately recognizes the gain or loss on the designated hedging financial instruments in the consolidated statements of earnings.
        If derivatives are designated as a cash flow hedge, the effective portion of changes in the fair value is temporarily reported in accumulated other comprehensive loss and is recognized in earnings when the hedged item affects earnings or is deemed ineffective; cash flows are classified consistent with the underlying hedged item. The Company assesses hedge effectiveness at inception and on a quarterly basis. These assessments determine whether derivatives designated as qualifying hedges continue to be highly effective in offsetting changes in the cash flows of hedged items. Any ineffective portion of the change in fair value is included in current period earnings. The Company will discontinue cash flow hedge accounting when the forecasted transaction is no longer probable of occurring on the originally forecasted date, or 60 days thereafter, or when the hedge is no longer effective.
        If derivatives are designated as a fair value hedge, both the changes in the fair value of the derivatives and of the hedged item attributable to the hedged risk are recognized in the consolidated statements of earnings; cash flows are classified consistent with the underlying hedged item.
        Pension and Other Post-employment Benefits—The funded status of the Company’s defined benefit pension and other post-employment benefit plans is measured as the difference between the fair value of the plan assets and the benefit obligation. For the defined benefit plans, the benefit obligation is the projected benefit obligation; for any other defined benefit post-employment plans, the benefit obligation is the accumulated post-employment benefit obligation. The net over- or under-funded status is recognized separately as an asset or a liability on the balance sheet.
During the first quarter of 2014, the Company changed its accounting principles for the recognition of actuarial gains and losses for all of its defined benefit pension and other post-employment benefit plans and the calculation of expected return on pension plan assets.  Historically, the Company recognized actuarial gains and losses as a component of accumulated other comprehensive loss in its Consolidated Balance Sheets and amortized them into the Consolidated Statements of Earnings over the average future service period of the active employees of these plans to the extent such gains and losses were outside of a corridor.  Starting in the first quarter of 2014, the Company elected to immediately recognize actuarial gains and losses in its Consolidated Statements of Earnings on the basis that it is preferable to accelerate the recognition of such gains and losses into earnings rather than to delay them over time.  Additionally, for purposes of calculating the expected return on pension plan assets, the Company previously used a calculated value for the market-related valuation of pension plan assets. With this change in accounting principle, the Company now uses the actual fair value of pension plan assets. These changes will improve transparency in operating results by immediately recognizing the effects of external conditions on plan obligations, investments and assumptions.

Under these new accounting principles, actuarial gains and losses from these plans are recognized upon plan remeasurement in the fourth quarter of each year, or more frequently if a remeasurement occurs. The remaining components of net periodic benefit cost, primarily interest on projected benefit obligation and the expected return on pension plan assets, continue to be recorded on a quarterly basis. Actuarial gains and losses are recognized within Corporate and Other and the remaining components of net periodic benefit costs are recognized in the respective reportable segments.

The Company has applied both of these accounting changes, immediate recognition of actuarial gains or losses and use of actual fair value to calculate expected return on pension plan assets, retrospectively to all periods presented.  The cumulative effect of these changes on additional-paid-in/(distributed) capital and retained earnings on the Company’s opening balance sheet as of January 1, 2011 was a decrease of $96.2 million and an increase of $3.5 million, respectively, with an offsetting adjustment to accumulated other comprehensive loss. The annual recognition of actuarial gains was $12.0 million on a pre-tax basis for the year ended December 31, 2013 and the recognition of actuarial losses was $58.9 million and $91.5 million on a pre-tax basis for the years ended December 31, 2012 and 2011, respectively. These changes had no impact on cash flows for any period presented.

The following tables present the effects of retrospectively applying these accounting changes for the periods presented:

	as at December 31, 2013 and for the year then ended
(in millions except per share data)	Previously Reported	Impact of Change	Recast

Consolidated Statements of Earnings
Cost of Products Sold	$1,532.8	$(4.3)	$1,528.5
Selling, General and Administrative	918.0	(14.5)	903.5
Research and Development	102.4	(2.2)	100.2
Other Expenses – net	77.8	(29.3)	48.5
EARNINGS BEFORE INTEREST AND INCOME TAXES	924.6	50.3	974.9
EARNINGS BEFORE INCOME TAXES	874.0	50.3	924.3
Provision for Income Taxes	219.1	16.0	235.1
NET EARNINGS	654.9	34.3	689.2
NET EARNINGS ATTRIBUTABLE TO SHAREHOLDERS	649.5	34.3	683.8
Earnings per Share – Basic	3.20	0.17	3.37
Earnings per Share – Diluted	3.19	0.17	3.36
Consolidated Statements of Comprehensive Income
Deferred Gains/(Losses) on Pension and Other Post-Employment Benefits	11.6	(12.7)	(1.1)
Reclassification Adjustment for Losses Included in Net Earnings	37.5	(37.7)	(0.2)
Tax Benefit/(Expense)	(16.1)	16.1	—
Consolidated Balance Sheets
Additional Paid-in/(Distributed) Capital	(625.3)	(96.2)	(721.5)
Retained Earnings	1,470.4	(38.1)	1,432.3
Accumulated Other Comprehensive Loss	(203.5)	134.3	(69.2)
Consolidated Statements of Cash Flows
Deferred Income Tax	7.0	16.0	23.0
Pension and Other Post-Employment Benefits Expense	43.1	(50.3)	(7.2)

	as at December 31, 2012 and for the year then ended
(in millions except per share data)	Previously Reported	Impact of Change	Recast

Consolidated Statements of Earnings
Cost of Products Sold	$1,485.3	$18.5	$1,503.8
Selling, General and Administrative	877.8	26.7	904.5
Research and Development	95.4	4.7	100.1
Other Expenses – net	20.0	(15.2)	4.8
EARNINGS BEFORE INTEREST AND INCOME TAXES	870.0	(34.7)	835.3
EARNINGS BEFORE INCOME TAXES	805.0	(34.7)	770.3
Provision for Income Taxes	192.6	(10.6)	182.0
NET EARNINGS	612.4	(24.1)	588.3
NET EARNINGS ATTRIBUTABLE TO SHAREHOLDERS	604.5	(24.1)	580.4
Earnings per Share – Basic	2.96	(0.12)	2.84
Earnings per Share – Diluted	2.95	(0.12)	2.83
Consolidated Statements of Comprehensive Income
Deferred Gains/(Losses) on Pension and Other Post-Employment Benefits	(58.5)	58.5	—
Reclassification Adjustment for Losses Included in Net Earnings	23.8	(23.8)	—
Tax Benefit/(Expense)	10.6	(10.6)	—
Consolidated Balance Sheets
Additional Paid-in/(Distributed) Capital	(676.6)	(96.2)	(772.8)
Retained Earnings	1,124.8	(72.4)	1,052.4
Accumulated Other Comprehensive Loss	(187.0)	168.6	(18.4)
Consolidated Statements of Cash Flows
Deferred Income Tax	17.1	(10.6)	6.5
Pension and Other Post-Employment Benefits Expense	27.9	34.7	62.6

	For the year ended December 31, 2011
(in millions except per share data)	Previously Reported	Impact of Change	Recast

Consolidated Statements of Earnings
Cost of Products Sold	$1,362.3	$28.7	$1,391.0
Selling, General and Administrative	926.8	48.6	975.4
Research and Development	92.5	8.3	100.8
Other Expenses – net	19.6	(9.7)	9.9
EARNINGS BEFORE INTEREST AND INCOME TAXES	774.1	(75.9)	698.2
EARNINGS BEFORE INCOME TAXES	721.9	(75.9)	646.0
Provision for Income Taxes	202.9	(24.1)	178.8
NET EARNINGS	519.0	(51.8)	467.2
NET EARNINGS ATTRIBUTABLE TO SHAREHOLDERS	508.5	(51.8)	456.7
Earnings per Share – Basic	2.48	(0.25)	2.23
Earnings per Share – Diluted	2.47	(0.25)	2.22
Consolidated Statements of Comprehensive Income
Deferred Gains/(Losses) on Pension and Other Post-Employment Benefits	(90.7)	90.7	—
Reclassification Adjustment for Losses Included in Net Earnings	14.6	(14.8)	(0.2)
Tax Benefit/(Expense)	24.1	(24.1)	—
Consolidated Statements of Cash Flows
Deferred Income Tax	(33.3)	(24.1)	(57.4)
Pension and Other Post-Employment Benefits Expense	19.1	75.9	95.0

     Shipping and Handling Costs—The Company typically does not charge customers for shipping and handling costs. Shipping and handling costs, including warehousing expenses, were $119.1 million, $115.6 million, and $104.3 million in the years ended December 31, 2013, 2012, and 2011, respectively, and are included in selling, general and administrative expenses.
        Advertising Costs—Advertising costs are expensed as incurred and were $226.7 million, $180.3 million, and $180.6 million in the years ended December 31, 2013, 2012, and 2011, respectively.
        Research and Development—Research and development costs are expensed as incurred.
        Foreign Currency Translation—The statements of earnings of the Company’s foreign subsidiaries whose functional currencies are other than the U.S. dollar are translated into U.S. dollars using average exchange rates for the period. The net assets of the Company’s foreign subsidiaries whose functional currencies are other than the U.S. dollar are translated into U.S. dollars using exchange rates as of the balance sheet date. The U.S. dollar effects that arise from translating the net assets of these subsidiaries at changing rates are recorded in the foreign currency translation adjustment account, which is included in accumulated other comprehensive income (loss).
        Recently Adopted Accounting Standards—In February 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, requiring entities to provide information about the amounts reclassified out of accumulated other comprehensive income by component. For significant reclassifications related to net income, the ASU required disclosure in the consolidated statement of earnings or within the footnotes. For other amounts, the ASU required a cross-reference to other disclosures that provide additional detail about those amounts. This ASU did not change the current requirements for reporting the consolidated statement of earnings or other comprehensive income in the financial statements. The Company adopted the required financial reporting presentation effective January 1, 2013.

        Recently Issued Accounting Standards—In March 2013, the FASB issued ASU No. 2013-05, Foreign Currency Matters (Topic 830), clarifying the applicable guidance for the release of the cumulative translation adjustment. ASU 2013-05 is effective for the Company in the period beginning January 1, 2014. The Company does not expect the adoption of this update to have a material impact on the consolidated financial statements.

        In July 2013, the FASB issued ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or Tax Credit Carryforward Exists. ASU 2013-11 requires that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, with certain exceptions. ASU 2013-11 is effective for the Company in the period beginning January 1, 2014 and the Company does not anticipate that the adoption of this standard to have a material impact on its consolidated financial statements.